UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)

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ADVISORS SERIES TRUST

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ADVISORS SERIES TRUST

Capital Advisors Growth Fund

(the “Fund”)

[September 10, 2026]
Dear Shareholders:
The enclosed Proxy Statement discusses two proposals to be voted upon by Shareholders (the “Shareholders”) of the Capital Advisors Growth Fund, (the “Fund”), a series of Advisors Series Trust (the “Trust”), at a special meeting of Shareholders to be held at the offices of U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202 on October 29, 2026, at 11:30 am (Central Time). Please review the Proxy Statement and cast your vote on the proposals. After considering the proposals, the Board of Trustees (the “Board” or the “Trustees”) of the Trust has unanimously approved the proposals. The Board recommends that Shareholders vote FOR the proposals.
Segall Bryant & Hamill, LLC d/b/a CI SBH Asset Management (“SBH” or the “Adviser”) serves as the Fund’s investment adviser, under an interim investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Interim Advisory Agreement”). As the Fund’s investment adviser, the Adviser is responsible for the Fund’s overall investment strategy and its implementation.
On May 3, 2026, Capital Advisors, Inc. (“Capital Advisors”) and Corient Private Wealth LP (“Corient”) entered into an asset purchase agreement pursuant to which Corient agreed to acquire substantially all of the assets of Capital Advisors, including its investment advisory contract with the Fund, pursuant to the terms of the purchase agreement (the “Transaction”). The Transaction closed on June 29, 2026 (the “Closing”). Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Transaction constituted an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Trust, on behalf of the Fund, and Capital Advisors (the “Previous Advisory Agreement”), resulting in its automatic termination upon the Closing of the Transaction. Consistent with the requirements of the 1940 Act, the Previous Advisory Agreement contained a provision that the agreement would terminate automatically in the event of its “assignment.”
To provide for continuity in the operation of the Fund, at a meeting of the Board of Trustees of the Trust held on June 25, 2026, the Board, including a majority of the Independent Trustees, unanimously approved an interim investment advisory agreement (the “Interim Advisory Agreement”) between the Trust, on behalf of the Fund, and SBH, an affiliate of Corient, to serve as the interim investment adviser to the Fund. The Interim Advisory Agreement meets the requirements of Rule 15a-4 under the 1940 Act, including that the Interim Advisory Agreement will be in effect for no longer than 150 calendar days following the Closing of the Transaction. The Interim Advisory Agreement has identical advisory fees for the Fund and contains identical terms and conditions to the Previous Advisory Agreement, except for the effective and termination dates, certain escrow provisions, and a few other immaterial changes. The Interim Advisory Agreement may be terminated prior to the completion of its 150-day term, and will terminate in the event that Shareholders of the Fund approve the New Advisory Agreement (defined below).
To continue to provide for continuity in the operation of the Fund beyond the 150-day interim period, at the Board meeting held on June 25, 2026, the Board, including a majority of the Independent Trustees, also unanimously approved a new investment advisory agreement with SBH with respect to the Fund (the “New Advisory Agreement”). The New Advisory Agreement must also be approved by Shareholders of the Fund, so you are being asked to approve the New Advisory Agreement. The terms of the New Advisory Agreement are substantially identical to the terms of the Previous Advisory Agreement, except for the investment adviser and dates of execution and effectiveness. The New Advisory Agreement will have the same investment management fee schedule for the Fund as under the Previous Advisory
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Agreement. Additionally, the expense limitation that is currently in place for the Fund’s total operating expenses will remain unchanged for at least two years from the effective date of the New Advisory Agreement. The expense limitation also remains unchanged from the effective date of the Interim Advisory Agreement and during its term.
Under the Interim Advisory Agreement, there have been no changes to the Fund’s name, investment objective, policies, principal investment strategies or principal risks. Under the Interim Advisory Agreement, there has been a change to the Fund’s portfolio management team, effective as of the Closing of the Transaction. Under the New Advisory Agreement there will be changes to the Fund’s name, principal investment strategies and principal risks, as discussed in more detail in the enclosed Proxy Statement.
Additionally, SBH recommended to the Board of Trustees of the Trust a change to the Fund’s classification from “diversified” to “non-diversified,” as such terms are defined under the 1940 Act, in connection with the proposed changes to the Fund’s principal investment strategies. At its June 25, 2026, meeting, the Board unanimously approved a change to the Fund’s classification from “diversified” to “non-diversified,” subject to Shareholder approval (the “Reclassification”). Section 13(a)(1) of the 1940 Act provides that shareholder approval is required for a fund to change its classification from a “diversified” fund to a “non-diversified” fund. Accordingly, in addition to being asked to approve the New Advisory Agreement, Shareholders of the Fund are also being asked to approve the Reclassification. If Shareholders approve the New Advisory Agreement with SBH, the name of the Fund will be changed to reflect the name of the new investment adviser and a change to the Fund’s principal investment strategies. If Shareholders approve the New Advisory Agreement, the Capital Advisors Growth Fund will be renamed the SBH Equity Fund.
In connection with the Transaction and the resulting “assignment” and termination of the Previous Advisory Agreement, the Adviser has agreed to take certain actions to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive “safe harbor” for the Adviser or any affiliated persons thereof to receive any amount or benefit in connection with a change in control of the Adviser as long as at least 75% of the Trustees of the Fund are not “interested persons” as defined in the 1940 Act (“Independent Trustees”), for at least three years from the date of such assignment, among other requirements. Currently, the Fund’s Board meets the 75% threshold.
The Transaction WILL NOT CHANGE: the number of shares you own of the Fund. The Board has determined that approval of the New Advisory Agreement and Reclassification is in the best interest of the Fund and its Shareholders.
The Board voted unanimously to approve the proposals. The Board recommends that you vote FOR the proposals.
The enclosed Proxy Statement describes the voting process for Shareholders. The proxy votes will be reported at the special meeting of Shareholders scheduled for October 29, 2026. Please submit your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed proxy card. To ensure that your vote is counted, your executed proxy card must be received by 11:59 p.m. (Central Time) on October 28, 2026.
Thank you for your continued support.
Very truly yours
[ ]
Jeffrey T. Rauman
President
Advisors Series Trust
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ADVISORS SERIES TRUST

Capital Advisors Growth Fund

(the “Fund”)

[September 10, 2026]

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
To be Held On October 29, 2026

U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202

Notice is hereby given that a special meeting (the “Meeting”) of Shareholders (the “Shareholders”) of the Capital Advisors Growth Fund, (the “Fund”), a series of Advisors Series Trust (the “Trust”), will be held in the offices of U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202 on October 29, 2026, at 11:30 am (Central Time). At the Meeting, Shareholders will be asked to vote on the following Proposals with respect to the Fund:

PROPOSAL 1:	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Segall Bryant & Hamill, LLC d/b/a CI SBH Asset Management.
PROPOSAL 2:	To change the classification status of the Fund from “diversified” to “non-diversified.”

The Board recommends that you vote FOR these Proposals.

You are entitled to vote at the Meeting, or any adjournment(s), postponement(s) or delay(s) thereto, if you owned shares of the Fund at the close of business on August 26, 2026 (the “Record Date”). Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Secretary of the Trust at U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202 or by voting in person at the Meeting (merely attending the Meeting, however, will not revoke any previously submitted proxy).

If the necessary quorum to transact business for the Fund, or the vote required to approve the Proposals by the Fund, is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies.

This notice and the accompanying proxy materials are first being sent to Shareholders on or about [September 18, 2026.]

YOUR VOTE IS IMPORTANT - PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Meeting. If you attend the Meeting, you may vote your shares in person. However, we urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope. We ask for your cooperation in voting your proxy promptly.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on October 29, 2026

The Proxy Statement is available on the Internet at https://www.proxyvote.com.

By order of the Board of the Trust, on behalf of the Fund.

[ ]

Lillian Kabakali
Secretary
Advisors Series Trust

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the proposals on which Shareholders are being requested to vote. Your vote is important.

QUESTIONS AND ANSWERS

Q.     What are Shareholders being asked to vote for at the upcoming Special Meeting of Shareholders on October 29, 2026 (the “Meeting”)?

A.     At the Meeting, Shareholders of the Fund will be voting on two proposals (each a “Proposal” and together the “Proposals”). Proposal 1 is a proposal to approve the new investment advisory agreement (the “New Advisory Agreement”) between Advisors Series Trust (the “Trust”), on behalf of the Fund, and Segall Bryant & Hamill, LLC d/b/a CI SBH Asset Management (the “Adviser”). Proposal 2 is a proposal to change the classification status of the Fund from “diversified” to “non-diversified”(the “Reclassification”).
Q.     Has the Board of Trustees of the Fund approved the Proposals?

A.     At a Board meeting held on June 25, 2026, the Fund’s Board of Trustees (the “Board” and each member, a “Trustee”), including the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”), as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved the New Advisory Agreement and Reclassification for the Fund, subject to approval by the Fund’s Shareholders.

Q.     Why am I being asked to vote on the Proposals?

A.     Segall Bryant & Hamill, LLC d/b/a CI SBH Asset Management (“SBH” or the “Adviser”) serves as the Fund’s investment adviser, under an interim investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Interim Advisory Agreement”). As the Fund’s investment adviser, the Adviser is responsible for the Fund’s overall investment strategy and its implementation.

On May 3, 2026, Capital Advisors, Inc. (“Capital Advisors”) and Corient Private Wealth LP (“Corient”) entered into an asset purchase agreement pursuant to which Corient agreed to acquire substantially all of the assets of Capital Advisors, including its investment advisory contract with the Fund, pursuant to the terms of the purchase agreement (the “Transaction”). The Transaction closed on June 29, 2026 (the “Closing”). Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Transaction constituted an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Trust, on behalf of the Fund, and Capital Advisors (the “Previous Advisory Agreement”), resulting in its automatic termination upon the Closing of the Transaction. Consistent with the requirements of the 1940 Act, the Previous Advisory Agreement contained a provision that the agreement would terminate automatically in the event of its “assignment.”

To provide for continuity in the operation of the Fund, without any interruption after the termination of the Previous Advisory Agreement, the Board of Trustees of the Trust, including a majority of the Independent Trustees, unanimously approved the Interim Advisory Agreement between the Trust, on behalf of the Fund, and SBH, an affiliate of Corient. The Interim Advisory Agreement meets the requirements of Rule 15a-4 under the 1940 Act, including that the Interim Advisory Agreement will be in effect for no longer than 150 calendar days following the Closing of the Transaction. The Interim
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Advisory Agreements will automatically terminate upon the approval of Shareholders of the Fund of the New Advisory Agreement.

Under Section 15 of the 1940 Act, the Adviser can continue to serve as the investment adviser to the Fund under the New Advisory Agreement only if the agreement is approved by the Independent Trustees and Shareholders of the Fund. Accordingly, Shareholders of the Fund are being asked to approve the New Advisory Agreement.

The terms of the New Advisory Agreement are substantially identical to the terms of the Previous Advisory Agreement, except for the investment adviser, dates of execution, and effectiveness. The New Advisory Agreement will have the same investment management fee schedule for the Fund as under the Previous Advisory Agreement. Additionally, the expense limitation that is currently in place for the Fund’s total operating expenses will remain unchanged for at least two years from the effective date of the New Advisory Agreement. Under the New Advisory Agreement there will be changes to the Fund’s name, principal investment strategies and principal risks, as discussed in more detail in the enclosed Proxy Statement.

Additionally, SBH recommended to the Board of Trustees of the Trust a change to the Fund’s classification from “diversified” to “non-diversified,” as such terms are defined under the 1940 Act, in connection with the proposed changes to the Fund’s principal investment strategies. The Board unanimously approved a change to the Fund’s classification from “diversified” to “non-diversified,” subject to Shareholder approval (the “Reclassification”). Section 13(a)(1) of the 1940 Act provides that shareholder approval is required for a fund to change its classification from a “diversified” fund to a “non-diversified” fund. Accordingly, in addition to being asked to approve the New Advisory Agreement, Shareholders of the Fund are also being asked to approve the Reclassification.

The Fund is currently classified as a “diversified” fund under the 1940 Act. Under the 1940 Act, a “diversified” fund is required, with respect to 75% of its total assets, to invest no more than 5% of its total assets in the securities of a single issuer and own no more than 10% of the outstanding voting securities of a single issuer (other than U.S. government securities and securities of other investment companies).

If the Reclassification is approved, the Fund would be re-classified and managed as a “non-diversified” fund. Non-diversified means that the percentage of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. An investment in a fund that is non-diversified entails greater risk than an investment in a diversified fund. When a fund is non-diversified, it may invest a greater percentage of its assets in the securities of a single issuer and may have fewer holdings than other mutual funds. As a result, a decline in the value of an investment in a single issuer or limited number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a diversified portfolio.

Because the Reclassification constitutes a change to a fundamental investment policy of the Fund, shareholder approval is required for the Reclassification.

If Shareholders approve the New Advisory Agreement with SBH, the name of the Fund will be changed to reflect the name of the new investment adviser and a change to the Fund’s principal investment strategies. If Shareholders approve the New Advisory Agreement, the Capital Advisors Growth Fund will be renamed the SBH Equity Fund.

Shareholders are being asked to vote on the New Advisory Agreement and the Reclassification.

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The Proxy Statement provides additional information about the Adviser and the Proposals. The New Advisory Agreement will become effective for the Fund upon approval of such agreement by Shareholders of the Fund. The Reclassification will become effective after the approval of the New Advisory Agreement by Shareholders of the Fund.

Q.     How does the Board recommend that I vote?

A.     The Board recommends that you vote FOR the Proposals.

Q.     Why is the Board recommending that I approve the Proposals?

A.     The Board recommends that you approve the Proposals (1) to ensure that the operation of the Fund can continue without any interruption and so the Adviser can continue to provide the Fund with the services currently being provided; (2) to facilitate the implementation of the Adviser’s proposed investment strategies for the Fund; and (3) to avoid additional costs to the Fund for seeking alternatives.

Q.     What will happen if Shareholders do not approve the Proposals?

A.     The Shareholders of the Fund will vote separately on each Proposal and the approvals are not contingent on one another. It is possible that one Proposal may be approved by Shareholders of the Fund while the other Proposal is not approved. If that were the case, management expects that the Meeting would be adjourned with respect to the Proposal that did not receive Shareholder approval to provide additional time to solicit Shareholder votes in favor of such Proposal. Any Proposal approved by Shareholders of the Fund will be implemented with respect to the Fund. If the New Advisory Agreement is not approved by the Fund’s Shareholders, the Board will consider alternatives for the Fund and take such action as it deems necessary and in the best interests of the Fund and its Shareholders, which may include further solicitation of the Fund’s Shareholders or liquidation of the Fund. If Shareholders do not approve the Reclassification, the Fund will continue to be a “diversified” fund. The Adviser may consider other alternatives to more effectively manage the Fund’s portfolio. Your vote to approve the New Advisory Agreement and Reclassification is consequently extremely important. While Shareholders of the Fund will vote separately on each Proposal, the Reclassification will not become effective unless Shareholders approve the New Advisory Agreement.

Q.     Will the Fund’s name change?

A.     Yes. If Shareholders approve the New Advisory Agreement with SBH, the name of the Fund will be changed to reflect the name of the new investment adviser and a change to the Fund’s principal investment strategies, as discussed in more detail in the enclosed Proxy Statement. If Shareholders approve the New Advisory Agreement, the Capital Advisors Growth Fund will be renamed the SBH Equity Fund.

Q.    Are there any material differences between the Previous Advisory Agreement and the New Advisory Agreement?

A.    No. The terms of the New Advisory Agreement are substantially identical to the terms of the Previous Advisory Agreement, except for the investment adviser, dates of execution, and effectiveness. The New Advisory Agreement will have the same investment management fee schedule for the Fund as under the Previous Advisory Agreement.

Q.    Will the Proposals result in any change in the fees or expenses payable by the Fund?
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A.    No. Approval of the Proposals by Fund Shareholders will not affect the fees or expenses payable by the Fund. The New Advisory Agreement will have the same investment management fee schedule for the Fund as under the Previous Advisory Agreement. Additionally, the expense limitation that is currently in place for the Fund’s total operating expenses will remain unchanged for at least two years from the effective date of the New Advisory Agreement.

Q.    How will the Transaction affect me as a Fund Shareholder?

A.    The Fund has continued to operate without interruption as a result of the Transaction, and you still own the same number of shares of the same Fund. Under the Interim Advisory Agreement, there have been no changes to the Fund’s name, investment objective, policies, principal investment strategies or principal risks. However, under the Interim Advisory Agreement, there has been a change to the Fund’s portfolio management team, effective as of the Closing of the Transaction. The Interim Advisory Agreement has identical advisory fees for the Fund and contains identical terms and conditions to the Previous Advisory Agreement, except for the effective and termination dates, certain escrow provisions, and a few other immaterial changes. The expense limitation that is currently in place for the Fund’s total operating expenses also remains unchanged from the effective date of the Interim Advisory Agreement and during its term.

The terms of the New Advisory Agreement are substantially identical to those of the Previous Advisory Agreement, except for the investment adviser, dates of execution and effectiveness. Under the New Advisory Agreement there will be changes to the Fund’s name, principal investment strategies and principal risks, as discussed in more detail in the enclosed Proxy Statement. Shareholders of the Fund are also being asked to approve changing the Fund’s classification from “diversified” to “non-diversified.” If the Reclassification is approved, it will be effective after Shareholder approval. The advisory fee schedule under the New Advisory Agreement is identical to that under the Previous Advisory Agreement, and the expense limitation currently in place for the Fund’s total operating expenses will remain unchanged for at least two years from the effective date of the New Advisory Agreement. If the New Advisory Agreement is approved by Fund Shareholders, it will have an initial two-year term and will be subject to annual renewal thereafter. If Shareholders approve the New Advisory Agreement, SBH will continue serving as the Fund’s investment adviser, and the Capital Advisors Growth Fund will be renamed the SBH Equity Fund.

Q.     Will the Fund pay for this proxy solicitation or for the costs of the Transaction?

A.     No. The Fund will not bear these costs.
Q.     Why are you sending me this information?

A.     You are receiving these proxy materials because as of the Record Date (defined below), you owned shares in the Fund and have the right to vote on these very important Proposals concerning your investment.

Q.     Who is entitled to vote?

A.     If you owned shares of the Fund as of the close of business on August 26, 2026 (the “Record Date”), you are entitled to vote.

Q.     How do I vote my shares?

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A.     You can vote in person at the Meeting. If you cannot attend and vote at the Meeting in person, we urge you to vote your shares by submitting your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed proxy card. To ensure that your vote is counted, your executed proxy card must be received by 11:59 p.m. (Central Time) on October 28, 2026.

Q.     What vote is required to approve the Proposals?

A.     The approval of each Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Q.     What happens if I sign and return my proxy card but do not mark my vote?

A.     Your proxy will be voted FOR the proposals.

Q.     May I revoke my proxy?

A.     Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Secretary of the Trust at U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202 or by voting in person at the Meeting (merely attending the Meeting, however, will not revoke any previously submitted proxy).

Q.     Where and when will the Meeting be held?

A.     The Meeting will be held at the offices of U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202, on October 29, 2026, at 11:30 am (Central Time).

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VOTE TODAY!

TO AVOID THE EXPENSE OF A DELAYED MEETING, PLEASE RESPOND PROMPTLY.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to indicate voting instructions on the enclosed proxy card(s), date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. To avoid the additional expense of further solicitation, we ask for your cooperation in responding promptly.

You may receive more than one proxy card. Please be certain to vote each proxy card you receive.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general instructions for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card(s) properly.

1.Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2.Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

Registration	Valid Signature
A.1) ABC Corp. 2) ABC Corp. c/o John D. Smith, Treasurer	John D. Smith, Treasurer John D. Smith, Treasurer
B. 1) ABC Corp. Profit Sharing Plan 2) ABC Trust	Jane B. Smith, Trustee Jane B. Smith, Trustee
C. 1) Jane B. Smith, Cust. f/b/o	Jane B. Smith Mary C. Smith UGMA

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ADVISORS SERIES TRUST

Capital Advisors Growth Fund
(the “Fund”)

U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor
Milwaukee, Wisconsin 53202

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

To Be Held On October 29, 2026

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board” or the “Trustees”) of Advisors Series Trust, on behalf of the Fund, to be used at a special meeting of Shareholders (the “Shareholders”) to be held in the offices of U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202, on October 29, 2026, at 11:30 am (Central Time) and at any adjournment(s), postponement(s) or delay(s) thereof (such meeting and any adjournment(s), postponement(s) or delay(s) being referred to as the “Meeting”).

The solicitation of proxies for use at the Meeting is being made by the Fund by the mailing on or about [September 18, 2026.] of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy card(s). Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees of the Trust and officers, employees and agents of the Fund’s investment adviser, Segall Bryant & Hamill, LLC d/b/a CI SBH Asset Management (“SBH” or the “Adviser”), and/or its affiliates. Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, email or other electronic means.

At the Meeting, Shareholders of the Fund will be asked to vote on the following proposals with respect to the Fund in which they own shares:

PROPOSAL 1:	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Segall Bryant & Hamill, LLC d/b/a CI SBH Asset Management.
PROPOSAL 2:	To change the classification status of the Fund from “diversified” to “non-diversified.”

The Board has set the close of business on August 26, 2026, as the record date (the “Record Date”) for the Meeting, and only Shareholders of record on the Record Date will be entitled to vote on these proposals at the Meeting. The number of outstanding shares of the Fund, as of the close of business on the Record Date, is set forth in Appendix A to this Proxy Statement. Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections titled “General Information” and “Voting Information.” Copies of the Fund’s annual report for the year ended December 31, 2025 and the Fund’s semi-annual report for the fiscal period ended June 30, 2026, have previously been mailed to Shareholders. This Proxy Statement should be read in conjunction with the annual and semi-annual reports and Core Financial Statements.

To request a copy of the Proxy Statement or the annual or semi-annual reports, please call 1-866-205-0523, write to the Trust at U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252, or visit the Fund’s website at https://www.capadvfunds.com/. You may also call for information on how to obtain directions to be able to attend the Meeting in person.

GENERAL OVERVIEW

The Transaction

Segall Bryant & Hamill, LLC d/b/a CI SBH Asset Management (“SBH” or the “Adviser”) serves as the Fund’s investment adviser, under an interim investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Interim Advisory Agreement”). As the Fund’s investment adviser, the Adviser is responsible for the Fund’s overall investment strategy and its implementation.

On May 3, 2026, Capital Advisors, Inc. (“Capital Advisors”) and Corient Private Wealth LP (“Corient”) entered into an asset purchase agreement pursuant to which Corient agreed to acquire substantially all of the assets of Capital Advisors, including its investment advisory contract with the Fund, pursuant to the terms of the purchase agreement (the “Transaction”). The Transaction closed on June 29, 2026 (the “Closing”). Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Transaction constituted an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Trust, on behalf of the Fund, and Capital Advisors (the “Previous Advisory Agreement”), resulting in its automatic termination upon the Closing of the Transaction. Consistent with the requirements of the 1940 Act, the Previous Advisory Agreement contained a provision that the agreement would terminate automatically in the event of its “assignment.”

To provide for continuity in the operation of the Fund, at a meeting of the Board of Trustees of the Trust held on June 25, 2026, the Board, including a majority of the Independent Trustees, unanimously approved an interim investment advisory agreement (the “Interim Advisory Agreement”) between the Trust, on behalf of the Fund, and SBH, an affiliate of Corient, to serve as the interim investment adviser to the Fund. The Interim Advisory Agreement meets the requirements of Rule 15a-4 under the 1940 Act, including that the Interim Advisory Agreement will be in effect for no longer than 150 calendar days following the Closing of the Transaction. The Interim Advisory Agreement has identical advisory fees for the Fund and contains identical terms and conditions to the Previous Advisory Agreement, except for the effective and termination dates, certain escrow provisions, and a few other immaterial changes. The Interim Advisory Agreement may be terminated prior to the completion of its 150-day term, and will terminate in the event that Shareholders of the Fund approve the New Advisory Agreement (defined below).

To continue to provide for continuity in the operation of the Fund beyond the 150-day interim period, at the Board meeting held on June 25, 2026, the Board, including a majority of the Independent Trustees, also unanimously approved a new investment advisory agreement with SBH with respect to the Fund (the “New Advisory Agreement”). The New Advisory Agreement must also be approved by Shareholders of the Fund, so you are being asked to approve the New Advisory Agreement. The terms of the New Advisory Agreement are substantially identical to the terms of the Previous Advisory Agreement, except for the investment adviser and dates of execution and effectiveness. The New Advisory Agreement will have the same investment management fee schedule for the Fund as under the Previous Advisory Agreement. Additionally, the expense limitation that is currently in place for the Fund’s total operating expenses will remain unchanged for at least two years from the effective date of the New Advisory Agreement. The expense limitation also remains unchanged from the effective date of the Interim Advisory Agreement and during its term.

Under the Interim Advisory Agreement, there have been no changes to the Fund’s name, investment objective, policies, principal investment strategies or principal risks. Under the Interim Advisory Agreement, there has been a change to the Fund’s portfolio management team, effective as of the Closing of the Transaction. Under the New Advisory Agreement there will be changes to the Fund’s name, principal investment strategies and principal risks.

SBH proposed, and the Board of Trustees of the Trust unanimously approved, a change to the Fund’s name from the Capital Advisors Growth Fund to the SBH Equity Fund, to reflect the name of the new investment adviser and a change of the Fund’s principal investment strategies. SBH proposed changes to the Fund’s principal investment strategies to (i) increase the minimum investment threshold from 65% to 80% of total assets invested in securities of companies whose common stock is traded on U.S. markets, (ii) remove the current growth-style investment limitation and permit the Fund to invest opportunistically, (iii) modify the Fund’s investment process to incorporate quantitative and fundamental analysis, and experienced judgment to identify companies that have historically generated, or are positioned to generate, strong returns on investments, and (iv) modify the Fund’s cash management strategy to typically maintain cash, cash equivalents, and money market instruments between 0%-10% of the Fund’s assets. At its June 25, 2026 Board meeting, the Board of Trustees of the Trust approved the proposed changes to the Fund’s name and principal investment strategies.

Additionally, SBH recommended to the Board of Trustees of the Trust a change to the Fund’s classification from “diversified” to “non-diversified,” as such terms are defined under the 1940 Act, in connection with the proposed changes to the Fund’s principal investment strategies. Section 13(a)(1) of the 1940 Act provides that shareholder approval is required for a fund to change its classification from a “diversified” fund to a “non-diversified” fund. SBH also proposed updates to the Fund’s principal risks, including the addition of “non-diversification risk” and “information technology sector risk,” to reflect the Fund’s proposed change in classification from “diversified” to “non-diversified,” if approved by the Board and Fund Shareholders. At its June 25, 2026, meeting, the Board unanimously approved a change to the Fund’s classification from “diversified” to “non-diversified,” subject to Shareholder approval (the “Reclassification”). Accordingly, in addition to being asked to approve the New Advisory Agreement, Shareholders of the Fund are also being asked to approve the Reclassification. If Shareholders approve the New Advisory Agreement with SBH, the name of the Fund will be changed to reflect the name of the new investment adviser and a change to the Fund’s principal investment strategies. If Shareholders approve the New Advisory Agreement, the Capital Advisors Growth Fund will be renamed the SBH Equity Fund.

The Transaction will NOT CHANGE the number of shares you own of the Fund.

About the Adviser

Segall Bryant & Hamill, LLC d/b/a CI SBH Asset Management (“SBH”), 10 S. Wacker Dr., Suite 3100, Chicago, IL 60606, is the Fund’s current investment adviser. SBH is a wholly-owned subsidiary of Corient Management LLC, which is a wholly-owned subsidiary of Corient Holdings Inc. (“Corient Holdings”). SBH provides investment management services to a broad range of institutional and individual clients, including public pension plans, corporations, insurance companies, foundations and endowments, registered investment advisers and investment companies. As of June 30, 2026, SBH managed or advised approximately $24.5 billion in assets.

Reliance on Section 15(f) of the 1940 Act

In connection with the Transaction and resulting “assignment” (as defined in the 1940 Act) and termination of the Previous Advisory Agreement, the Adviser intends to rely on Section 15(f) of the 1940 Act, which requires satisfaction of two conditions. Section 15(f) of the 1940 Act provides a non-exclusive safe harbor for an investment adviser to an investment company, and any of the investment adviser’s affiliated persons (as that term is defined in the 1940 Act), to receive payments or benefits in connection with the sale of securities of an investment adviser or in connection with the sale of any other interest in an investment adviser. The Adviser has agreed to conduct its business and, to the extent within its reasonable control, cause each of its affiliates to conduct their respective businesses so as to assure compliance with each of the two conditions of Section 15(f), as described below.

First, for a three-year period from the date of the assignment, which is the date of the Closing of the Transaction, at least 75% of the Board must be comprised of persons who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Adviser or any successor adviser. The Fund intends to comply with this 75% requirement with respect to the Board for the three-year period from the Closing of the Transaction.

The second condition of Section 15(f) is that, for a period of two years following the Closing of the Transaction, there must not be imposed on the Fund any “unfair burden” as a result of the assignment or any express or implied terms, conditions, or understandings related to it. An “unfair burden” would include any arrangement whereby an “adviser” (such as the Adviser) or an “interested person” of the adviser, would receive or be entitled to receive any compensation, directly or indirectly, from the Fund or the Shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Fund (other than bona fide ordinary compensation as principal underwriter for the Fund).

The Adviser has agreed that it will conduct its business, and will, to the extent within its reasonable control, cause each of its affiliates to conduct their businesses, in a manner to enable reliance upon the conditions of Section 15(f) of the 1940 Act, including not imposing any “unfair burden” on the Fund for at least two years from the Closing of the Transaction. Based on the Adviser’s representations, the Board has determined that the conditions of Section 15(f) will be satisfied.

PROPOSAL 1: APPROVAL OF THE NEW ADVISORY AGREEMENT

Background

Segall Bryant & Hamill, LLC d/b/a CI SBH Asset Management (“SBH” or the “Adviser”) serves as the Fund’s investment adviser, under an interim investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Interim Advisory Agreement”). As the Fund’s investment adviser, the Adviser is responsible for the Fund’s overall investment strategy and its implementation.

The Previous Advisory Agreement between the Trust and Capital Advisors, Inc. (“Capital Advisors”), on behalf of the Fund, automatically terminated upon the Closing of the Transaction (as defined and described above). The Previous Advisory Agreement was initially approved by the Fund’s shareholders and entered into on November 30, 2006 (the “Previous Advisory Agreement”). The Previous Advisory Agreement was last amended on February 2, 2022. The Previous Advisory Agreement was most recently approved for continuance by the Board at meetings held on October 22, 2025 and December 11-12, 2025.

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Previous Advisory Agreement provided for automatic termination in the event of an “assignment,” which occurred as a result of the Closing of the Transaction (as defined and described above). To provide for continuity in the operation of the Fund, at a meeting of the Board held on June 25, 2026, the Board, including a majority of the Independent Trustees, approved the Interim Advisory Agreement between the Adviser and the Trust, on behalf of the Fund.

The Proposal

With respect to the Fund, Shareholders of the Fund are being asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Advisory Agreement”). As described above, approval of the New Advisory Agreement is sought so that the operation of the Fund can continue without interruption. If the New Advisory Agreement is approved by the Shareholders of the Fund, the New Advisory Agreement will become effective for the Fund upon the date of such approval.

Board Approval and Recommendation

On June 25, 2026, the Board, including the Trustees who are not “interested persons” of the Fund or the Adviser within the meaning of the 1940 Act (the “Independent Trustees”), determined that approval of the New Advisory Agreement is in the best interest of the Fund and the Shareholders, unanimously approved the New Advisory Agreement for the Fund and unanimously recommended that Shareholders of the Fund approve the New Advisory Agreement. A summary of the Board’s considerations is provided below in the section titled “Board Considerations.”

Description of the New Advisory Agreement

A New Advisory Agreement is being proposed for the Fund. The form of the New Advisory Agreement is set forth in Appendix G to this Proxy Statement. The advisory fee rates under the New Advisory Agreement are identical to the fee rates under the Fund’s Previous Advisory Agreement. The annual advisory fees payable to the Adviser are set forth in Appendix B.

Differences between the Previous Advisory Agreement and the New Advisory Agreement

The terms of the New Advisory Agreement are substantially identical to the terms of the Previous Advisory Agreement, except for the investment adviser, dates of execution and effectiveness. The New Advisory Agreement will have the same investment management fee schedule for the Fund as under the Previous Advisory Agreement. Additionally, the expense limitation that is currently in place for the Fund’s total operating expenses will remain unchanged for at least two years from the effective date of the New Advisory Agreement. For a more complete understanding of the New Advisory Agreement, you should read the form of the New Advisory Agreement contained in Appendix G.

Interim Advisory Agreement

Section 15 of the 1940 Act requires that an advisory agreement between a fund and its adviser be approved by the majority of the fund’s shareholders. However, in situations in which an assignment results in an automatic termination of an advisory agreement, Rule 15a-4 under the 1940 Act permits the investment adviser to continue to provide services to a fund on a temporary basis (for up to 150 calendar days) pursuant to an interim investment advisory agreement approved by the fund’s board of trustees. Rule 15a-4 was created to allow funds to receive uninterrupted advisory services from their investment advisers until fund shareholders have an opportunity to vote on a new advisory agreement.

The Fund has relied upon Rule 15a-4 because, in accordance with Rule 15a-4:

•the compensation that the Adviser receives under the Interim Advisory Agreement is no greater than the compensation received under the Previous Advisory Agreement;

•a majority of the Independent Trustees of the Board approved the Interim Advisory Agreement prior to the assignment/termination of the Previous Advisory Agreement; and

•the Interim Advisory Agreement provides that it will automatically terminate 150 calendar days from its commencement.

Specifically, the Closing of the Transaction occurred on June 29, 2026. On June 25, 2026, the Board, including a majority of the Independent Trustees, met to discuss and evaluate the proposed Interim Advisory Agreement between the Adviser and the Trust on behalf of the Fund. At that meeting, in accordance with all applicable requirements of Rule 15a-4, the Board, including a majority of the Independent Trustees, considered and approved the Interim Advisory Agreement, after having concluded that the terms and conditions of the Interim Advisory Agreement (including the compensation to be paid by the Fund to SBH for its services) were identical in all material respects to those of the Previous Advisory Agreement, except that the Interim Advisory Agreement provided that it would terminate on the sooner of (i) 150 calendar days from its effective date of June 29, 2026 (that is, November 26, 2026) or (ii) when shareholders of the Fund approve the New Advisory Agreement, and included certain escrow provisions described below, and a few other immaterial changes.

Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Adviser under the Interim Advisory Agreement will be held by the Fund’s custodian in an interest-bearing escrow account. If Shareholders of the Fund approve the New Advisory Agreement by the end of the 150-day period with respect to the Fund, the amount held in the escrow account under the Interim Advisory Agreement (including interest earned) will be paid to the Adviser. If Shareholders of the Fund do not ultimately approve the New Advisory Agreement by the end of the 150-day period, the Board will take such actions as it deems to be in the best interests of the Fund, and the Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement (plus interest earned on such amount while in escrow) or the total amount held in the escrow account with respect to the Fund under the Interim Advisory Agreement, plus interest earned on such amount. The Interim Advisory Agreement may be terminated by the Trust’s Board of Trustees or a majority of the Fund’s outstanding voting securities at any time, without payment of any penalty, on 10 calendar days written notice to the Adviser.

Affiliated Service Providers, Affiliated Brokerage and Other Fees

During the Fund’s most recently completed fiscal year, the Fund made no material payments to the Adviser or any affiliated person of the Adviser for services provided to the Fund, except the advisory fees paid to the Fund’s previous investment adviser, Capital Advisors, Inc. as set forth on Appendix C to this Proxy Statement.

The Fund paid no brokerage commissions within the last fiscal year to (1) any broker that is an affiliated person of the Fund or an affiliated person of such person, or (2) any broker an affiliated person of which is an affiliated person of the Fund or the Adviser.

Information about the Adviser

Segall Bryant & Hamill, LLC d/b/a CI SBH Asset Management (“SBH”), 10 S. Wacker Dr., Suite 3100, Chicago, IL 60606, is the Fund’s current investment adviser. SBH is a wholly-owned subsidiary of Corient Management LLC, which is a wholly-owned subsidiary of Corient Holdings Inc. (“Corient Holdings”). SBH provides investment management services to a broad range of institutional and individual clients, including public pension plans, corporations, insurance companies, foundations and endowments, registered investment advisers and investment companies. As of June 30, 2026, SBH managed or advised approximately $24.5 billion in assets.

Information regarding the principal executive officer, directors and certain other officers of the Adviser and its affiliates and certain other information is attached in Appendix D to this Proxy Statement. Information regarding the officers and Trustees of the Trust is attached as Appendix E to this Proxy Statement.

Required Vote

The approval of Proposal 1 requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR PROPOSAL 1.

BOARD CONSIDERATIONS

Summary of Board Meetings and Considerations

At a meeting of the Board held on June 25, 2026, the Board, including a majority of the Independent Trustees, voted unanimously to approve the New Advisory Agreement approving SBH as investment adviser for the Fund. The Board also voted unanimously to recommend that shareholders of the Fund approve the New Advisory Agreement.

In reaching its decision to recommend the approval of the New Advisory Agreement, the Board reviewed materials related to SBH. In the course of their review, the Trustees considered their fiduciary responsibilities with regard to all factors deemed to be relevant to the Fund. The Board also considered other matters, including, but not limited to the following: (1) the nature, quality and extent of services to be provided by SBH to the Fund and the Shareholders; (2) the performance of the Fund and the historical performance of SBH’s similarly managed accounts; (3) the terms and conditions of the New Advisory Agreement, including the Fund’s contractual fee rate, were proposed to remain the same as the Previous Advisory Agreement, except for the investment adviser, dates of execution and effectiveness and a few immaterial terms; (4) the current operating expense limits for the Fund are proposed to remain in effect for at least two years from the effective date of the New Advisory Agreement; (5) that SBH is proposing to manage the Fund with a new portfolio manager with changes to the Fund’s principal investment strategies, principal risks and a proposed change to the Fund’s classification from “diversified” to “non-diversified,” subject to obtaining Board and shareholder approval; (6) that SBH has agreed that it will conduct its business, and will, to the extent within its reasonable control, cause each of its affiliates to conduct their businesses, in a manner to enable reliance upon the conditions of Section 15(f) of the 1940 Act, including not imposing any “unfair burden” on the Fund for at least two years from the Closing of the Transaction; and (7) other factors deemed relevant.

The Board also evaluated the New Advisory Agreement in light of information they had requested and received from SBH prior to the June 25, 2026, meeting. Prior to the June 25, 2026, meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services to be provided by the Adviser to the Fund under the New Advisory Agreement. The Board requested and received information that included, but was not limited to, information regarding SBH’s business and operations, staff, technology, compliance policies and procedures, financial information, business continuity plan, cybersecurity program, regulatory matters, risk management process, and fund distribution/marketing efforts. This information, together with the information formed the primary (but not exclusive) basis for the Board’s determinations.

SBH recommended that the Board approve the New Advisory Agreement and that the Board recommend that Shareholders approve the New Advisory Agreement. Following is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the New Advisory Agreement.

Board Approval of the New Advisory Agreement

Advisory Agreement

At a meeting held on June 25, 2026, the Board, including a majority of the Independent Trustees, considered the approval of the Interim Advisory Agreement for a period ending on the earlier of 150 days from the Transaction or when Shareholders of the Fund approve the New Advisory Agreement, and the approval of the New Advisory Agreement, for an initial two-year term, renewable annually thereafter.

Factors Considered in Approving the New Advisory Agreement

In connection with the Board’s review of the New Advisory Agreement, the Trustees considered a variety of matters, including, among others, the following:

•Both Capital Advisors, Inc. (“Capital Advisors”) and SBH believe that the most efficient way to continue to provide investment advisory services to the Fund without interruption is to transition management to SBH, whereby SBH would become the investment adviser to the Fund.
•Suresh Rajagopal, CFA, Director of All Cap Strategies at SBH, is proposed to be the new portfolio manager responsible for the day-to-day management of the Fund. The Fund’s existing portfolio managers, Keith C. Goddard, CFA and Steven V. Soranno, CFA, CAIA, would become employees of Corient Private Wealth LP (“Corient”) and would transition portfolio management responsibilities to Suresh Rajagopal, effective as of the Closing of the Transaction (as defined below).
•That Capital Advisors was subject to certain conflicts of interest in recommending the approval of SBH as the new investment adviser to the Fund. The Board noted that on May 3, 2026, Capital Advisors and Corient entered into an asset purchase agreement pursuant to which Corient agreed to acquire substantially all of the assets of Capital Advisors, including its investment advisory contract with the Fund, pursuant to the terms of the purchase agreement (the “Transaction”). The Board noted that the Transaction was proposed to close on June 29, 2026 (the “Closing”). The Board further noted that SBH is an affiliate of Corient.

Prior to and during the Board meeting held on June 25, 2026, representatives from SBH, presented oral and written information to help the Board evaluate the investment adviser’s fees and other aspects of the New Advisory Agreement. Among other things, representatives from SBH provided an overview of their advisory business, including key personnel, the firm’s compliance infrastructure, and the firm’s investment process. The Board then discussed the materials and oral presentation that it had received and any other information that the Board received at the Meeting, and deliberated on the approval of the New Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important or controlling.

The nature, extent and quality of the services provided and to be provided by the Adviser under the New Advisory Agreement. The Board noted the responsibilities that SBH would have under the New Advisory Agreement, as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.

In considering the nature, extent, and quality of the services to be provided by SBH, the Board considered the quality of SBH’s compliance infrastructure. The Board considered the resources and compliance structure of the Adviser, including information regarding its compliance program, compliance policies and procedures, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program, AI use policy, liquidity risk management program, valuation procedures, business continuity plan, and risk management process. The Board also considered fund marketing/distribution information provided by SBH.

The Board noted that it had previously received a copy of SBH’s registration form (Form ADV), as well as the response of SBH to a detailed series of questions which included, among other things, information about the background and experience of the team members. The Board also considered SBH’s resources and capacity with respect to portfolio management, compliance, and operations. The Board considered the qualifications, experience and responsibilities of the portfolio manager, as well as the responsibilities of other key personnel of the Adviser to be involved in the day-to-day activities of the Fund.

After discussion, the Independent Trustees concluded that SBH has the appropriate personnel and compliance policies and procedures to perform its duties under the New Advisory Agreement and that the nature, overall quality, cost, and extent of such services was expected to be satisfactory.

The Fund’s historical performance and the overall performance of the Adviser. The Board reviewed the performance of the Fund, noting that SBH was not the named investment adviser of the Fund for the period of the Fund’s performance being reviewed, and that the existing portfolio managers of the Fund would transition portfolio management responsibilities to a new portfolio manager. The Board reviewed the short-term and long-term performance of the Fund as of March 31, 2026, on both an absolute basis and a relative basis in comparison to its peer funds utilizing a Morningstar classification, an appropriate securities market benchmark, a cohort that is comprised of similarly managed funds selected by an independent third-party consulting firm engaged by the Board to assist it in its 15(c) review (the “Cohort”), and the Advisor’s similarly managed accounts. While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When reviewing performance against the comparative Morningstar peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. The Board also considered that SBH was proposing certain changes to the Fund’s principal investment strategies, principal risks and a change to the Fund’s classification from “diversified” to “non-diversified,” subject to obtaining Board and shareholder approval. When reviewing the Fund’s performance against a broad market benchmark, the Board took into account the differences in portfolio construction between the Fund and such benchmark as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

The Board noted that the Fund underperformed the average of the Morningstar peer group for the one-year period and slightly underperformed for the five-year period, and outperformed for the three-year and ten-year period, all periods ended March 31, 2026. The Board noted that the Fund underperformed the average of the Cohort for the one-, three-, five-, and ten-year periods ended March 31, 2026. The Board reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it had underperformed its benchmark for the one-, three-, five- and ten-year periods ended March 31, 2026.

The Board also considered the performance of a composite of SBH’s similarly managed accounts (“SBH Composite”) against a broad-based securities market benchmark and a secondary benchmark, noting that the SBH Composite underperformed its primary and secondary benchmarks for the one- three-, five-year periods and outperformed its primary and secondary benchmarks for the ten-year period, all periods ended March 31, 2026.

Section 15(f) of the 1940 Act. In considering whether the arrangements between SBH and the Fund comply with the conditions of Section 15(f) of the 1940 Act, the Trustees reviewed the conditions of Section 15(f). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with the sale of securities of an investment adviser or in connection with the sale of any other interest in an investment adviser, so long as two conditions are met. First, for a period of three years after closing of the transaction, at least 75% of the board members of the Trust cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The Trustees considered that, consistent with the first condition of Section 15(f), neither SBH nor the Board was aware of any plans to reconstitute the Board following the Closing of the Transaction. Thus, at least 75% of the Trustees would not be “interested persons” of SBH for a period of three years after the Closing of the Transaction.

The second condition of Section 15(f) is that an “unfair burden” must not be imposed upon the Fund as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. With respect to this second condition, the Board considered that SBH has undertaken to maintain the Fund’s current expense cap for the required 2‑year period. The Board concluded that no “unfair burden” is being imposed upon the Fund over the course of the required 2-year period.

The costs of the services to be provided by the Adviser and the structure of the Adviser’s fee under the New Advisory Agreement. The Board reviewed the advisory fees to be paid to SBH for its services to the Fund under the New Advisory Agreement. In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the Morningstar peer group, the Cohort, and SBH’s similarly managed accounts for other types of clients, as well as all proposed expense waivers. When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that SBH had contractually agreed to maintain an annual expense ratio for the Fund of 1.00%, excluding certain operating expenses and class-level expenses (the “Expense Cap”). The Board noted that the Fund’s contractual management fee and net expense ratio were above its Cohort average and median. The Board also took into consideration the services that SBH provides to its separately managed account clients, comparing the fees charged for those management services to the fees charged to the Fund. The Board found that the management fees charged to the Fund were generally similar or higher than the management fees charged to SBH’s separately managed account clients. The Board noted that such differences were generally due to different levels of service for certain clients as well as different regulatory and reporting requirements for certain clients.

The Board determined that it would continue to monitor the appropriateness of the advisory fee for the Fund and concluded that, at this time, the fee to be paid to SBH was fair and reasonable.

Economies of Scale. The Board also considered whether economies of scale would be realized by SBH that should be shared with shareholders. The Board noted that SBH has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Cap. The Board also noted that the proposed advisory fee schedule has breakpoints at higher asset levels, including the Fund’s current asset size. The Board determined that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

The profits to be realized by the Adviser and its affiliates from their relationship with the Fund. The Board reviewed SBH’s financial information and took into account both the potential direct benefits and the indirect benefits to SBH from advising the Fund. The Board considered the estimated profitability to SBH from its relationship with the Fund and considered any potential additional material benefits likely to be derived by SBH from its relationship with the Fund, including soft dollar benefits. The Board also considered that the Fund does not have a Rule 12b-1 fee. After such review, the Board determined that the estimated profitability to SBH with respect to the New Advisory Agreement was not excessive, and that SBH maintains adequate profit levels to support the services it proposes to provide to the Fund.

No single factor was determinative of the Board’s decision to approve the New Advisory Agreement for the Fund, but rather the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the New Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the New Advisory Agreement for the Fund would be in the best interest of the Fund and its shareholders.

Information about the Interim Advisory Agreement

As discussed above, at a meeting of the Board of the Trust held on June 25, 2026, the Board, including a majority of Independent Trustees, unanimously approved the Interim Advisory Agreement. The Interim Advisory Agreement contains identical terms and conditions to the Previous Advisory Agreement, except for the effective and termination dates, certain escrow provisions, and a few other immaterial changes. In light of the foregoing, the Trustees, including the Independent Trustees, unanimously determined that the scope and quality of services to be provided to the Fund under the Interim Advisory Agreement are at least equivalent to the scope and quality of services provided under the Previous Advisory Agreement.
PROPOSAL 2: APPROVAL OF THE RECLASSIFICATION OF THE FUND FROM “DIVERSIFIED” TO “NON-DIVERSIFIED”

Background

The Investment Company Act of 1940, as amended (“1940 Act”) requires each investment company to recite in its registration statement its status as either a “diversified” or “non-diversified” fund. If a fund is diversified, it may not purchase the securities of any one issuer if, at the time of purchase, with respect to 75% of the fund’s total assets, more than 5% of its total assets would be invested in securities of that issuer, or the fund would own more than 10% of the outstanding voting securities of that issuer. Up to 25% of a diversified fund’s total assets may be invested without regard to these limitations. Under the 1940 Act, these limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, or to the securities of other investment companies.

The Fund is currently classified as a “diversified” investment company under the 1940 Act. SBH recommended, and at the June 25, 2026 meeting the Board unanimously approved, a change to the Fund’s classification from “diversified” to “non-diversified,” subject to obtaining shareholder approval. SBH also proposed updates to the Fund’s principal risks, including the addition of “non-diversification risk” and “information technology sector risk,” to reflect the Fund’s proposed change in classification from “diversified” to “non-diversified,” subject to obtaining shareholder approval. Section 13(a)(1) of the 1940 Act provides that shareholder approval is required for a fund to change its classification from a diversified fund to a non-diversified fund. SBH believes that a non-diversified classification would provide the Adviser with greater flexibility in managing the Fund’s portfolio and implementing its proposed investment strategies in pursuit of the Fund’s investment objective.

The Board unanimously recommends that shareholders approve the Proposal to change the Fund’s classification from a “diversified” to a “non-diversified” fund, which would include the elimination of the Fund’s current fundamental investment restriction regarding diversification. As a non-diversified fund, the Fund could invest a greater portion of its assets in any one issuer and invest overall in a smaller number of issuers than a diversified fund. As a result, a decline in the value of an investment in a single issuer or a few issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a diversified portfolio.

The Adviser anticipates that this Proposal aligns with certain changes that the Adviser is proposing with respect to the Fund’s principal investment strategies and principal risks. SBH proposed, and the Board of Trustees of the Trust unanimously approved, a change to the Fund’s name from the Capital Advisors Growth Fund to the SBH Equity Fund, to reflect the name of the new investment adviser and a change of the Fund’s principal investment strategies. SBH proposed changes to the Fund’s principal investment strategies to (i) increase the minimum investment threshold from 65% to 80% of total assets invested in securities of companies whose common stock is traded on U.S. markets, (ii) remove the current growth-style investment limitation and permit the Fund to invest opportunistically, (iii) modify the Fund’s investment process to incorporate quantitative and fundamental analysis, and experienced judgment to identify companies that have historically generated, or are positioned to generate, strong returns on investments, and (iv) modify the Fund’s cash management strategy to typically maintain cash, cash equivalents, and money market instruments between 0%-10% of the Fund’s assets. At its June 25, 2026

Board meeting, the Board of Trustees of the Trust approved the proposed changes to the Fund’s name and principal investment strategies. If Shareholders approve the New Advisory Agreement with SBH, the name of the Fund will be changed to reflect the name of the new investment adviser and a change to the Fund’s principal investment strategies. If Shareholders approve the New Advisory Agreement, the Capital Advisors Growth Fund will be renamed the SBH Equity Fund.

The Fund will continue to elect to be treated as a regulated investment company (“RIC”) under the federal tax code. Under those requirements, the Fund may have no more than 25% of its total assets invested in the securities of any one issuer (other than U.S. government securities or the shares of other regulated investment companies), and with respect to at least 50% of its total assets, no more than 5% of its total assets may be invested in the securities of a single issuer (other than the U.S. government or a regulated investment company) and it may not own more than 10% of the outstanding voting securities of a single issuer. Under the federal tax laws, the test to confirm the Fund’s compliance with RIC diversification requirements is conducted at the end of each quarter of the Fund’s taxable year.

The Proposal

With respect to the Fund, Shareholders of the Fund are being asked to approve a change to the Fund’s classification from “diversified” to “non-diversified” (the “Reclassification”). As described above, approval of the Reclassification is sought to allow the Adviser greater flexibility in managing the Fund’s portfolio and implementing its investment strategies in pursuit of the Fund’s investment objective. If the Reclassification is approved by the Shareholders of the Fund, the Reclassification will become effective for the Fund after the approval.

Board Approval and Recommendation

On June 25, 2026, the Board, including the Trustees who are not “interested persons” of the Fund or the Adviser within the meaning of the 1940 Act (the “Independent Trustees”), determined that approval of the Reclassification is in the best interest of the Fund and the Shareholders, unanimously approved the Reclassification for the Fund and unanimously recommended that Shareholders of the Fund approve the Reclassification.

Required Vote

The approval of Proposal 2 requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR PROPOSAL 2.

GENERAL INFORMATION

Ownership of Shares

As of the Record Date, no Shareholder owned, beneficially or of record, more than 5% of the Fund, except as provided in Appendix F.

Other Information

Since August 26, 2026, no Trustee has purchased or sold securities exceeding 1% of the outstanding securities of any class of the Adviser or its parent or subsidiaries.

As of the Record Date, no Independent Trustee or any of their immediate family members owned beneficially or of record any class of securities of the Adviser or any person controlling, controlled by or under common control with the Adviser.

Payment of Solicitation Expenses

Capital Advisors, Inc. has agreed to pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and for all solicitations.

Delivery of Proxy Statement

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund Shareholder, unless the Fund has received contrary instructions from one or more of the household’s Shareholders. If a Shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to Shareholders sharing an address, please contact 1-866-205-0523, write to the Trust at U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252.

Other Business

The Trustees do not intend to bring any matters before the Meeting other than the Proposals described in this Proxy Statement, and the Trustees are not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment(s), postponement(s) or delays thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Submission of Shareholder Proposals

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.

The Trust is generally not required to hold annual meetings of Shareholders, and the Trust generally does not hold a meeting of Shareholders in any year, unless certain specified Shareholder actions, such as the election of trustees or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of Shareholders’ meetings, as well as the related expenditure of staff time.

A Shareholder desiring to submit a proposal intended to be presented at any meeting of Shareholders of a series of the Trust hereafter called should send the proposal to the Secretary of the Trust at the Trust’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a Shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a Shareholder proposal to be considered at a Shareholders’ meeting, it must be a proper matter for consideration under State law, the Trust’s governance documents and relevant Trust policies.

Distributor and Administrator

Quasar Distributors, LLC is the distributor of the Fund, provides certain administration services and promotes and arranges for the sale of the Fund’s shares and is located at 190 Middle Street, Suite 301, Portland, Maine 04101. U.S. Bank Global Fund Services is the administrator of the Fund and is located at 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on October 29, 2026

The Proxy Statement is available on the Internet at https://www.proxyvote.com.

Reports to Shareholders and Financial Statements

The annual report and semi-annual report to Shareholders of the Fund, including financial statements of the Fund, have previously been sent to Fund Shareholders. Upon request, the Fund’s most recent annual report and semi-annual report can be obtained at no cost. To request a report for the Fund, please call 1-866-205-0523, write to the Trust at U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252, or visit https://www.capadvfunds.com/.

To avoid sending duplicate copies of materials to households, the Fund mails only one copy of each report to Shareholders having the same last name and address on the Fund’s records, unless the Fund has received contrary instructions from Shareholders.

If you want to receive multiple copies of these materials or request householding in the future, you may call the Fund at 1-866-205-0523. You may also notify the Fund in writing at U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after the transfer agent receives your request to stop householding.

VOTING INFORMATION

Voting Rights

Only Shareholders of record of the Fund at the close of business on August 26, 2026 (the “Record Date”) may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof. The number of outstanding shares of the Fund, as of the close of business on the Record Date, is included in Appendix A to this Proxy Statement. The Fund’s Shareholders will vote separately on each Proposal.

Each proxy solicited by the Board that is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person (merely attending the Meeting, however, will not revoke any previously submitted proxy). Any letter of revocation or later-dated proxy must be received by the Trust prior to the Meeting and must indicate your name and account number to be effective. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, with the burden of proving invalidity resting on the challenger.

Abstentions will be counted as present for purposes of determining whether a quorum is present and whether a Proposal is approved by a “majority of the outstanding voting securities” under the Investment Company Act of 1940, as amended (the “1940 Act”). Broker non-votes will not be counted for such purposes. “Broker non-votes” occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter.

There are no dissenters’ rights of appraisal in connection with any vote to be taken at the Meeting.

Special Note About Voting by Other Investment Advisory Clients

Other investment advisory clients of the Adviser and its affiliates can from time to time be invested in the Fund, including as of the Record Date for the Special Meeting. With respect to any shares owned by another investment advisory client of the Adviser of the Fund and its affiliates, for which the Adviser or its affiliates exercises proxy voting discretion, the Adviser or its affiliates intend to vote in line with a recommendation from an independent third-party proxy voting firm on the proposals due to the inherent conflict of interest due to Proposal 1 regarding the New Advisory Agreement.

Attending the Meeting

If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a Shareholder of record of the Fund on the Record Date, in order to gain admission, you may be asked to show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a broker, bank or other intermediary, in order to gain admission, you may be asked to show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other intermediary, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other intermediary and present it at the Meeting. You may contact the Trust at 1-866-205-0523 to obtain directions to the site of the Meeting.

Quorum; Adjournment

The presence in person or by proxy of the holders of record of 40% of the outstanding shares of the Fund shall constitute a quorum at the Meeting, permitting action to be taken. The shares represented by a proxy that is properly executed and returned will be considered to be present at the Meeting. All properly executed proxies received in time for the Meeting will be treated as present for quorum. Abstentions will be treated as shares that are present but which have not been voted. Broker non-votes (defined under “Voting Rights”) will not be treated as present. Accordingly, abstentions and broker non-votes effectively will be a vote against a Proposal.

The Meeting may be held for the Fund for if a quorum is present. Any shareholder meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented at that meeting, either in person or by proxy. A Shareholder vote may be taken on one or more of the Proposals prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience.

Should Shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Trust at 1-866-205-0523 (toll-free). Representatives are available Monday through Friday, 9:00 a.m. – 5:00 p.m. (Eastern Time).

Required Vote

Shareholders of the Fund will vote separately to approve each Proposal.

Proposal 1 – Approval of the New Advisory Agreement

Approval Proposal 1 requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of a Fund present at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Approval of Proposal 1 will occur only if a sufficient number of votes at the Meeting are cast FOR that proposal. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote FOR. Abstentions and broker non-votes effectively result in a vote AGAINST and are disregarded in determining whether Proposal 1 has received enough votes. Shareholders are entitled to one vote for the Fund share. Fractional shares are entitled to proportional voting rights.

Proposal 2 – Approval of the Reclassification of the Fund from “Diversified” to “Non-Diversified”

Approval of Proposal 2 requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of a Fund present at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Approval Proposal 2 will occur only if a sufficient number of votes at the Meeting are cast FOR that proposal. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote FOR. Abstentions and broker non-votes effectively result in a vote AGAINST and are disregarded in determining whether Proposal 2 has received enough votes. Shareholders are entitled to one vote for the Fund share. Fractional shares are entitled to proportional voting rights.

APPENDIX LIST

Appendix A	Shares Outstanding

Appendix B	Advisory Fee Rates

Appendix C	Advisory Fees Paid

Appendix D	Information Regarding Officers of the Adviser

Appendix E	Information Regarding Trustees and Officers of the Trust

Appendix F	Principal Holders

Appendix G	Form of the New Advisory Agreement

Appendix A

Shares Outstanding

Fund	Total Number of Outstanding Shares as of the Record Date – August 26, 2026
Capital Advisors Growth Fund	[ ]

Appendix A-1

Appendix B

Advisory Fee Rates

Fund	Contractual Advisory Fee Rate as a percentage of Average Daily Net Assets
Capital Advisors Growth Fund	0.75% on the first $50 million 0.65% thereafter

Appendix B-1

Appendix C

Advisory Fees Paid During Fiscal Year Ended December 31, 2025

Capital Advisors Growth Fund

Though the Fund is responsible for its own operating expenses, Capital Advisors, Inc. (the “Previous Advisor”) contractually agreed to waive a portion or all of its management fees and pay Fund expenses to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, taxes, interest expense, extraordinary expenses, and any other class-specific expenses) did not exceed 1.00% of the Fund’s average daily net assets (the “Expense Cap”). If fees and expenses for any fiscal year exceeded the Fund’s expense limitations, the Previous Advisor waived a portion or all of its management fee to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Previous Advisor was deducted from the monthly management fee otherwise payable with respect to the Fund during such fiscal year; and if such amounts exceeded the monthly management fee, the Previous Advisor would promptly pay to the Fund its share of such excess Fund expenses. The Previous Advisor does not have the ability to recoup previously paid fees and expenses or future paid fees and expenses.
For the fiscal year ended December 31, 2025, the Fund paid the following management fees to the Previous Advisor:

Management Fees Paid

Management Fees Accrued	$1,009,190
Management Fees Waived by Previous Advisor	$0
Net Management Fees Paid to Previous Advisor	$1,009,190
Appendix C-1

Appendix D

Information Regarding Officers of the Adviser

FULL LEGAL NAME	PRINCIPAL OCCUPATION
Carolyn B. Goldhaber	President
Paul Alan Lythberg	Chief Operations Officer
Jasper Robert Frontz	Chief Compliance Officer
Joan Washburn	Chief Financial Officer
Scott Evan Decatur	Co-Chief Investment Officer
James Dadura	Co-Chief Investment Officer

Appendix D-1

Appendix E

Information Regarding the Trustees and Officers of the Trust

The following table lists the Trustees and Officers of the Trust, none of which have any affiliation with the Adviser:

Independent Trustees(1)

Name, Year of Birth and Address	Position Held with the Trust	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
David G. Mertens (1960) 615 E. Michigan Street Milwaukee, WI 53202	Board Chair Trustee	Indefinite term; since October 2023. Indefinite term; since March 2017.	Independent Contractor (February 2025 to present); Partner and Head of Business Development, QSV Equity Investors, LLC, (a privately-held investment advisory firm) (February 2019 to February 2025); Managing Director and Vice President, Jensen Investment Management, Inc. (a privately-held investment advisory firm) (2002 to 2017).	1	Trustee, Advisors Series Trust (for series not affiliated with the Funds).
Michele Rackey (1959) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since January 2023.	Chief Executive Officer, Government Employees Benefit Association (GEBA) (benefits and wealth management organization) (2004 to 2020); Board Member, Association Business Services Inc. (ABSI) (for-profit subsidiary of the American Society of Association Executives) (2019 to 2020).	1	Trustee, Advisors Series Trust (for series not affiliated with the Funds).
Appendix E-1

Name, Year of Birth and Address	Position Held with the Trust	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
Anne W. Kritzmire (1962) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since August 2024.	Principal Owner of AW Kritzmire Consulting (2021-Present); Business Faculty Lead of Lake Forest Graduate School of Management (2021-Present); Head of Multi-Asset and various other positions of Nuveen Investments (1999-2020).	1
Trustee, Advisors Series Trust (for series not affiliated with the Funds); Lead Independent Director of Thornburg Income Builder Opportunities Trust (a closed end fund) (2020-Present); Trustee, Finance Commissioner, and Acting Treasurer of Village of Long Grove (municipal government) (2017-2025).

Craig B. Wainscott (1961) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since August 2024.	CEO instaCOVER LLC (Specialized insurance/technology company) 2014-2021, and CFO 2021-2023.	1
Trustee, Advisors Series Trust (for series not affiliated with the Funds); Independent Trustee of iMGP Funds (14 Funds) (2024-Present); Independent Trustee and Board Chair of Brandes Investment Trust (6 Funds) (2011-2024).

Appendix E-2

Officers

Name, Year of Birth and Address	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Jeffrey T. Rauman (1969) 615 E. Michigan Street Milwaukee, WI 53202	President and Principal Executive Officer	Indefinite term; since December 2018.	Senior Vice President, Compliance and Administration, U.S. Bank Global Fund Services (February 1996 to present).
Kevin J. Hayden (1971) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Treasurer and Principal Financial Officer	Indefinite term; since January 2023.	Vice President, Compliance and Administration, U.S. Bank Global Fund Services (June 2005 to present).
Richard R. Conner (1982) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term; since December 2018.	Assistant Vice President, Compliance and Administration, U.S. Bank Global Fund Services (July 2010 to present).
Albert Sosa (1970) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term; since March 2025.	Assistant Vice President, Compliance and Administration, U.S. Bank Global Fund Services (June 2004 to present).
Joseph R. Kolinsky (1970) 2020 E. Financial Way, Suite 100 Glendora, CA 91741	Vice President, Chief Compliance Officer and AML Officer	Indefinite term; since July 2023.
Vice President, U.S. Bank Global Fund Services (May 2023 to present); Chief Compliance Officer, Chandler Asset Management, Inc. (2020 to 2022); Director, Corporate Compliance, Pacific Life Insurance Company (2018 to 2019).

Lillian A. Kabakali (1980) 2020 E. Financial Way, Suite 100 Glendora, CA 91741	Vice President and Secretary	Indefinite term; since March 2026.	Vice President, U.S. Bank Global Fund Services (January 2026 to present); Senior Counsel, Royal Bank of Canada (February 2025 to November 2025); Vice President, U.S. Bank Global Fund Services (April 2023 to February 2025); Vice President, Compliance, Guggenheim Partners Investment Management Holdings, LLC (April 2019 to April 2023).
*    The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of the Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years.

(1)The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)As of December 31, 2025, the Trust was comprised of numerous active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Capital Advisors Growth Fund (the “Fund”) and not any other series of the Trust. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.
(3)“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.
Appendix E-3

Appendix F

Principal Holders

As of August 26, 2026, the Record Date, the persons shown in the table below were known to the Fund to own, beneficially or of record, more than 5% of the outstanding shares of the Fund. The nature of ownership for each position listed is “of record.”

Investor Class

Name and Address	Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	[ ]	[ ]%
National Financial Services LLC 499 Washington Blvd, 4th Fl Jersey City, NJ 07310-2010	[ ]	[ ]%
Appendix F-1

Appendix G

Form of the New Advisory Agreement

ADVISORS SERIES TRUST

INVESTMENT ADVISORY AGREEMENT

SBH Equity Fund

THIS INVESTMENT ADVISORY AGREEMENT is made as of the [ ] day of [ ], 2026, by and between Advisors Series Trust, a Delaware statutory trust (hereinafter called the “Trust”), on behalf of the following series of the Trust, SBH Equity Fund (the “Fund”) and Segall Bryant & Hamill, LLC d/b/a CI SBH Asset Management (“SBH”), a Delaware limited liability company (hereinafter called the “Advisor”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the “Investment Company Act”); and

WHEREAS, the Fund is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) (or is exempt from registration) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Advisor to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Advisor desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.  APPOINTMENT OF ADVISOR.  The Trust hereby employs the Advisor and the Advisor hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust's Board of Trustees.

2.  DUTIES OF ADVISOR.

(a)  General Duties.  The Advisor shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund's and Trust's governing documents, including, without limitation, the Trust's Agreement and Declaration of Trust and By-Laws; the Fund's prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Advisor.  In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, the Uniform Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Advisor shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund's assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust's Board of Trustees; (iii) vote proxies for the Fund, file ownership reports under Section
Appendix G-1

13 of the Securities Exchange Act of 1934 for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund's assets which the Fund's administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Trust's Board of Trustees such periodic and special reports with respect to each Fund's investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

(b)  Brokerage.  The Advisor shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Advisor shall not direct order to an affiliated person of the Advisor without general prior authorization to use such affiliated broker or dealer for the Trust's Board of Trustees.  The Advisor's primary consideration in effecting a securities transaction will be execution at the most favorable price.  In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis.  The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees of the Trust may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Trust.  The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either.  Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.  The Advisor is also authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, I.E., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

3.  REPRESENTATIONS OF THE ADVISOR.

(a)  The Advisor shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b)  The Advisor shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c)  The Advisor shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

Appendix G-2

(d)  The Advisor shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

4. INDEPENDENT CONTRACTOR.  The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund.  It is expressly understood and agreed that the services to be rendered by the Advisor to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Advisor shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5. ADVISOR'S PERSONNEL.  The Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement.  Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust's Board of Trustees may desire and reasonably request.

6. EXPENSES.

(a) With respect to the operation of the Fund, the Advisor shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the operation of the Fund, (ii) the expenses of printing and distributing extra copies of the Fund's prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders), and (iii) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor.  If the Advisor has agreed to limit the operating expenses of the Fund, the Advisor shall also be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

(b)  The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund's shareholders and the Trust's Board of Trustees that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Trust's Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c)  The Advisor may voluntarily absorb certain Fund expenses or waive the Advisor's own advisory fee.

(d)  To the extent the Advisor incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses.  To the extent the services for which a Fund is obligated to
Appendix G-3

pay are performed by the Advisor, the Advisor shall be entitled to recover from such Fund to the extent of the Advisor's actual costs for providing such services. In determining the Advisor's actual costs, the Advisor may take into account an allocated portion of the salaries and overhead of personnel performing such services.

7. INVESTMENT ADVISORY AND MANAGEMENT FEE.

(a)  The Fund shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all investment management and advisory services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b)  The management fee shall be accrued daily by the Fund and paid to the Advisor on the first business day of the succeeding month.

(c)  The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below.  If this Agreement is terminated prior to the end of any month, the fee to the Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d)  The fee payable to the Advisor under this Agreement will be reduced to the extent of any receivable owed by the Advisor to the Fund and as required under any expense limitation applicable to a Fund.

(e)  The Advisor voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of a Fund under this Agreement.  Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments.  Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f)    The Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement.  Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Advisor hereunder.

8. NO SHORTING; NO BORROWING.  The Advisor agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund.  This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act.  The Advisor agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund's assets in connection with any borrowing not directly for the Fund's benefit.  For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

9.  CONFLICTS WITH TRUST'S GOVERNING DOCUMENTS AND APPLICABLE LAWS.  Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust's Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Fund.  In this connection, the Advisor acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10.  REPORTS AND ACCESS.  The Advisor agrees to supply such information to the Fund's administrator and to permit such compliance inspections by the Fund's administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Trustees.

Appendix G-4

11.  ADVISOR'S LIABILITIES AND INDEMNIFICATION.

(a)  The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund's offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the administrator or the Trust or another third party for inclusion therein.

(b)  The Advisor shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Advisor.

(c)  In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

(d)  Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e)  No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12.  NON-EXCLUSIVITY; TRADING FOR ADVISOR'S OWN ACCOUNT.  The Trust's employment of the Advisor is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein.  Likewise, the Advisor may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Advisor expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Advisor will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Trust's Board of Trustees.

13.  TERM.

This Agreement shall become effective at the time the Fund receives an affirmative vote of a majority of the outstanding voting securities of the Fund and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided.  This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.  The terms "majority of the outstanding voting securities" and "interested persons" shall have the meanings as set forth in the Investment Company Act.

14.  RIGHT TO USE NAME

The Advisor warrants that the Fund's name is not deceptive or misleading and that the Advisor has rights to any distinctive name used by the Fund.  The Fund acknowledges that its use of any distinctive name is derivative of its relationship with the Advisor.  The Fund may use the name SBH Equity Fund or any name derived from or using the name Segall Bryant & Hamill, LLC d/b/a CI SBH Asset Management (“SBH”) only for so long as this
Appendix G-5

Agreement or any extension, renewal or amendment hereof remains in effect.  Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Fund shall cease to use such a name or any other name connected with the Advisor.

15.  TERMINATION; NO ASSIGNMENT.

(a)  This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, upon sixty (60) days' written notice to the Advisor, and by the Advisor upon sixty (60) days' written notice to the Fund.  In the event of a termination, the Advisor shall cooperate in the orderly transfer of the Fund's affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Advisor on behalf of the Fund.

(b)  This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

16.  SEVERABILITY.  If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

17.  CAPTIONS.  The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

18.  GOVERNING LAW.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

ADVISORS SERIES TRUST	SEGALL BRYANT & HAMILL, LLC (d/b/a CI SBH ASSET MANAGEMENT)
on behalf of the SBH Equity Fund

By: _____________________________	By: _________________________
Name: Jeffrey T. Rauman	Name:
Title: President	Title:

Appendix G-6

SCHEDULE A

Series or Fund of Advisors Series Trust	Annual Fee rate as a Percentage of Average Daily Net Assets

SBH Equity Fund	0.75% on the first $50 million 0.65% thereafter

Appendix G-7

SEGALL BRYANT & HAMILL, LLC (D/B/A CI SBH ASSET MANAGEMENT) 10 S. WACKER DRIVE, SUITE 3100 CHICAGO, ILLINOIS 60606	SCAN TO VIEW MATERIALS & VOTE

To vote by Internet
1)Read the Proxy Statement and have the proxy card below at hand. 2)Go to website www.proxyvote.com or scan the QR Barcode above 3)Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand. 2)Call 1-800-690-6903 3) Follow the instructions.
To vote by Mail
1)Read the Proxy Statement. 2)Check the appropriate boxes on the proxy card below. 3)Sign and date the proxy card. 4)Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
		V[XXXXX]-S[XXXXX]	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION

The Board of Trustees recommends you vote FOR the following proposal:				For	Against	Abstain
1.To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Segall Bryant & Hamill, LLC d/b/a CI SBH Asset Management.				☐	☐	☐
2.To approve a change in the classification of the Capital Advisors Growth Fund from a diversified fund to a non-diversified fund.				☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [JOINT OWNERS]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on October 29, 2026: The Notice of Special Meeting, Proxy Statement is available at www.proxyvote.com

V[XXXXX]-S[XXXXX]
Capital Advisors Growth Fund
A Series of Advisors Series Trust

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of Capital Advisors Growth Fund (the “Fund”) hereby appoints Jeffrey T. Rauman, Kevin J. Hayden, and Lillian A. Kabakali, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on August 26, 2026 at a Special Meeting of Shareholders to be held on October 29, 2026, at U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202, at 11:30 am (Central Time), and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

PLEASE SIGN AND DATE ON THE REVERSE SIDE